Warrant Liability	9 Months Ended
Sep. 30, 2025
Warrant Liability [Abstract]
WARRANT LIABILITY

Note 7: - warrant liability

As a result of the Merger, the Company assumed a derivative warrant liability related to 3,112,080 private placement warrants assumed by the Company pursuant to the terms of the Merger.

The Company utilizes a Black-Scholes option pricing model to estimate the fair value of the private placement warrants and the convertible warrants (hereinafter: the “warrants”) and are considered a Level 3 fair value measurement. Black-Scholes option pricing model takes into consideration certain parameters in computation of the fair value of the warrants which the significant parameter is expected volatility. The Company computed a sensitivity analysis of the fair value to changes of the expected volatility. The volatility impact of +/-5% on the warrants’ fair value is approximately $100.

The warrants are measured at each reporting period, with changes in fair value recognized in the statement of operations. For the nine months ended September 30 2025 and 2024 the Company recognized ($92) and ($335), respectively, with respect with those warrants as finance expenses (income).